SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 5, 2006	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)
(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 30, 2006, Radio One, Inc. (“Radio One”) issued a press release announcing that Ms. Mary Catherine Sneed, Radio One’s Chief Operating Officer had left Radio One to pursue other interests. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

99.1	Radio One, Inc., Chief Operating Officer Mary Catherine Sneed Leaves Radio One

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

By: /s/ Scott R. Royster

July 5, 2006	Scott R. Royster
Executive Vice President and Chief Financial Officer